AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

November 2016

For the month of November 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -1.91% and a net return of -1.94%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -2.37% for the month.

November gross relative performance: 0.46%

Performance for periods ended November 30, 2016 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.63%	2.32%	3.31%	2.87%	4.70%
HIT Total Net Rate of Return	2.25%	1.90%	2.87%	2.43%	4.26%
Barclays Capital Aggregate Bond Index	2.50%	2.17%	2.79%	2.43%	4.27%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT’s current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. Spreads to Treasuries tightened for all products. FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened by 20 and 19 basis points (bps), respectively. Fannie Mae DUS spreads also tightened across structures. The benchmark Fannie Mae 10/9.5 tightened 13 bps, while other structures tightened by 3 to 13 bps. The HIT had 24.3% of its portfolio invested in DUS securities across various structures at the end of November.

●	The portfolio’s relative short duration to the Barclays Aggregate as interest rates rose across the curve. Two, 5-, 10-, and 30-year Treasury rates increased by 27, 54, 56, and 45 bps, respectively.

●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the worst performing major sector in the index with excess returns of -47 bps. The HIT was underweight to this sector with a 14.4% allocation versus 28.0% in the Barclays Aggregate as of November 30. Moreover, with the yield curve steepening as rates rose, the HIT’s 5.1% allocation to floating rate RMBS performed well.

Negative impacts to the HIT’s performance included:

●	Performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting an excess return of 52 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.8% of the index as of November 30, 2016.

AFL-CIO HOUSING INVESTMENT TRUST	November 2016 Performance Commentary

●	Performance by municipal bonds. Thirty-year tax-exempt bonds, for example, underperformed duration-matched Treasuries as potential tax cuts could limit the appeal of tax-exempt bonds for wealthy retail investors. For the month, 30-year yield spreads for AAA-rated general obligation (GO) municipal paper widened by 28 bps versus 30-year Treasuries. The HIT portfolio held 5.8% in municipal bonds as of November 30, whereas the index does not include municipal bonds.

●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -16, 32, 50, and 36 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 96% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to approximately 71% for the Barclays Aggregate at the end of November.

November 2016 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-2.67%	0	6.10
Agencies	-1.86%	-20	4.14
Single family agency MBS (RMBS)	-1.71%	-47	4.46
Corporates	-2.68%	52	7.25
Commercial MBS (CMBS)	-1.86%	73	5.50
Asset-backed securities (ABS)	-0.52%	10	2.30

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/16	11/30/16	Change
1 Month	0.162%	0.360%	0.198%
3 Month	0.299%	0.477%	0.178%
6 Month	0.493%	0.605%	0.112%
1 Year	0.642%	0.775%	0.133%
2 Year	0.841%	1.113%	0.272%
3 Year	0.989%	1.392%	0.403%
5 Year	1.307%	1.842%	0.535%
7 Year	1.616%	2.190%	0.575%
10 Year	1.825%	2.381%	0.555%
30 Year	2.580%	3.034%	0.454%

 Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST	November 2016 Performance Commentary

Portfolio Data as of November 30, 2016

Net Assets	$5,862,868,471
Portfolio Effective Duration	5.415 years
Portfolio Average Coupon	3.16%
Portfolio Current Yield[1]	3.17%
Portfolio Yield to Worst	2.68%
Convexity	0.147
Maturity	9.525 years
Average Price	102.28
Number of Holdings	974

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	19.51%
CMBS – Agency Multifamily*	63.00%
U.S. Treasury Notes/Bonds	8.61%
State Housing Permanent Bonds	5.30%
State Housing Construction Bonds	0.52%
Direct Construction Loan	0.13%
Cash & Short-Term Securities	2.93%
*	Includes multifamily MBS (56.35%), AAA Private-Label CMBS (2.36%), and multifamily Construction MBS (4.29%).

Portfolio Duration Distribution, by Percentage in Each Category: 2

Cash	2.93%
0-0.99 years	10.71%
1-2.99 years	13.99%
3-3.99 years	13.40%
4-5.99 years	20.13%
6-7.99 years	18.46%
8-9.99 years	14.46%
10-14.99 years	2.94%
15-19.99 years	2.08%
Over 20 years	0.90%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

AFL-CIO HOUSING INVESTMENT TRUST	November 2016 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	6.67%
1 – 2.99 years	9.95%
3 – 4.99 years	20.69%
5 – 6.99 years	26.73%
7 – 9.99 years	23.65%
10 – 19.99 years	8.30%
Greater than 20 years	4.00%

Quality Distribution:3

U.S. Government or Agency	90.23%
AAA	2.36%
AA	4.35%
A	0.00%
Not Rated	0.13%
Cash	2.93%

3 Percentages weighted by unfunded construction-related security purchase commitments.

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